UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 21, 2006
CARDIOGENESIS CORPORATION
(Exact name of registrant as specified in its charter)

California	000-28288	77-0223740

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
26632 Towne Centre Drive, Suite 320
Foothill Ranch, CA 92610
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (714) 649-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition
On August 21, 2006, Cardiogenesis Corporation issued a press release announcing its financial results for the quarter and six moths ended June 30, 2006.
The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.
The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

Exhibit Number	Exhibit Title or Description

99.1	Press release of Cardiogenesis Corporation dated August 21, 2006 (furnished pursuant to Item 2.02)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOGENESIS CORPORATION (Registrant)
Date: August 21, 2006	By:	/s/ William Abbott
William Abbott,
Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title or Description

99.1	Press release of Cardiogenesis Corporation dated August 21, 2006 (furnished pursuant to Item 2.02)

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